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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JULY 16, 1998  (JULY 1, 1998)

                              OUTDOOR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


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                 DELAWARE                                 0-28256                            86-0736400
       (State or other jurisdiction                     (Commission                         (IRS Employer
             of incorporation)                          File Number)                      Identification No.)
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2502 NORTH BLACK CANYON HIGHWAY, PHOENIX, ARIZONA                   85009
   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (602) 246-9569


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

                Pursuant to the Asset Purchase and Assignment Agreement, dated June 4, 1998, between the Registrant, Vendor, S.A. de C.V. ("Vendor") and the several other parties thereto, on July 1, 1998 the Registrant completed the acquisition (the "Vendor Acquisition") of substantially all of the assets of Vendor, the outdoor advertising subsidiary of Televisa, S.A. de C.V., the leading diversified media company in Mexico, for a purchase price of approximately US$216,000,000.

                In addition, pursuant to the Asset Purchase and Assignment Agreement, dated June 4, 1998, between the Registrant, Multimedios Estrellas de Oro, S.A. de C.V., MM Billboard, S.A. de C.V. ("MM Billboard") and the several other parties thereto, on July 1, 1998 the Registrant completed the acquisition (the "MM Billboard Acquisition") of substantially all of the outdoor advertising assets of MM Billboard, an outdoor advertising company in northern Mexico, for a purchase price of approximately US$21,875,000.

                The assets acquired by the Registrant upon the completion of the Vendor Acquisition and the MM Billboard Acquisition consisted of approximately 6,600 advertising displays in more than 20 of Mexico's largest metropolitan markets, including Mexico City, Monterrey and Guadalajara.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements of Businesses Acquired.

                The required financial information will be filed by amendment to this report as soon as practicable but in no event later than September 14, 1998.

         (b)    Pro Forma Financial Information.

                The required pro forma financial information will be filed by amendment to this report as soon as practicable but in no event later than September 14, 1998.

         (c)    Exhibits.

                99.1 Asset Purchase and Assignment Agreement, dated June 4, 1998, among Vendor S.A. de C.V., Outdoor Systems Mexico, S.A. de C.V., Outdoor Systems, Inc., Promoindustrias Metropolitanas, S.A. de C.V., Televisa, S.A. de C.V. and Francisco A. Gonzales Sanchez.

                99.2 Stock Purchase Agreement, dated July 1, 1998, between Vendor S.A. de C.V. and Outdoor Systems Mexico, S.A. de C.V.

                99.3 Asset Purchase and Assignment Agreement, dated June 4, 1998, among Multimedios Estrellas de Oro, S.A. de C.V., MM Billboard, S.A. de C.V., Outdoor Systems Mexico, S.A. de C.V., Outdoor Systems, Inc. and Francisco A. Gonzales Sanchez.
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                                    SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 16, 1998


                                            OUTDOOR SYSTEMS, INC.


                                            By:  /s/  BILL M. BEVERAGE
                                                 ------------------------------
                                                 Bill M. Beverage
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary
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                                  EXHIBIT INDEX


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NO.               DESCRIPTION
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
99.1 Asset Purchase and Assignment Agreement, dated June 4, 1998, among Vendor S.A. de C.V., Outdoor Systems Mexico, S.A. de C.V., Outdoor Systems, Inc., Promoindustrias Metropolitanas, S.A. de C.V., Televisa, S.A. de C.V. and Francisco A. Gonzales Sanchez.

99.2 Stock Purchase Agreement, dated July 1, 1998, between Vendor S.A. de C.V. and Outdoor Systems Mexico, S.A. de C.V.

99.3 Asset Purchase and Assignment Agreement, dated June 4, 1998, among Multimedios Estrellas de Oro, S.A. de C.V., MM Billboard, S.A. de C.V., Outdoor Systems Mexico, S.A. de C.V., Outdoor Systems, Inc. and Francisco A. Gonzales Sanchez.
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